UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2009

On2 Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State of incorporation or organization)

1-15117
(Commission File Number)

84-1280679
(IRS Employer Identification No.)

3 Corporate Drive, Suite 100, Clifton Park, NY 12065
(518) 348-0099
(Address, including zip code, and telephone number, including area code, of
Registrant's principal executive offices)

Not applicable
(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 30, 2009, On2 Technologies, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2009. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

99.1.	Press release of On2 Technologies, Inc., dated April 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2009	On2 Technologies, Inc.
By: /s/ Matthew Frost
Name: Matthew Frost
Title: Interim Chief Executive Officer and
Chief Operating Officer

On2 Technologies, Inc.
Current Report On Form 8-K
Dated April 30, 2009
EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of On2 Technologies, Inc. dated April 30, 2009